BASIC AND DILUTED NET LOSS PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net loss	$ (56,566)	$ (28,720)	$ (14,972)
Dividends accumulated for the period		(2,964)	(3,511)
Net loss available to shareholders of ordinary shares	$ (56,566)	$ (31,684)	$ (18,483)
Denominator:
Shares used in computing net loss per ordinary shares, basic and diluted	37,847,093	11,597,826	6,822,720